UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2005

Lifestream Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-29058	82-0487965
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

570 S. Clearwater Loop, Bldg. 1000, #D, Post Falls, ID	83854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 208-457-9409

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Nikki R. Nessan resigned her employment with Lifestream Technologies, Inc., as its Vice President of Finance on April 23, 2005.

Effective April 25, 2005, the Company has appointed Matthew J. Colbert as Vice President of Finance and interim Chief Accounting and Financial Officer until such time as a new Chief Financial Officer is hired. Colbert has been with the Company for over five years, most recently as its Controller.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

None.

(b)

Pro Forma Financial Information.

None.

(c)

Exhibits.

99.1

Press Release dated April 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifestream Technologies, Inc.

/s/ CHRISTOPHER MAUS_________________
Christopher Maus Chairman, President and CEO

Date: April 27, 2005